Exhibit 99.1

Company Presentation I January 2022Bellerophon Therapeutics

Forward Looking Statements

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of important factors, including risks and uncertainties relating to: INOpulse® not proving to be an effective treatment for COVID-19 or approved for marketing by the FDA, the timing and outcomes of our ongoing and expected clinical trials for our product candidates; our ability to successfully develop, commercialize and market any of our product candidates; our ability to obtain, maintain and enforce intellectual property rights; competition; our reliance on third parties; our ability to obtain necessary financing; and those risk factors discussed in the "Risk Factors" section and elsewhere in our most recent Form 10-K and other periodic filings we make with the SEC.

All forward-looking statements contained in this presentation reflect our current views with respect to future events. We assume no obligation, except as required by applicable law, to update any forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Bellerophon THERAPEUTICS

Bellerophon Therapeutics Overview | January 2022 | 2

Bellerophon Therapeutics (BLPH)

Late-stage biotherapeutics company developing inhaled nitric oxide (iNO) therapies to address significant unmet need in serious cardiopulmonary disorders

- **INOpulse® inhaled nitric oxide (iNO) for chronic use**
  - Targeted, pulsatile NO delivered via proprietary, portable, user-friendly device
  - Inhalational delivery to well ventilated areas of the lung overcomes drawbacks of systemic vasodilators
  - Positive results from multiple Phase 2 studies support mechanism of action
- **Broad market opportunity in multiple cardiopulmonary disorders**
  - Fibrotic interstitial lung disease (fILD) represents a broad underserved population >200K patients
  - Potential $1Bn+ markets in follow-on indications of pulmonary hypertension (PH) associated with sarcoidosis & chronic obstructive pulmonary disease (COPD)
  - IP protection up to 2039 before extensions
- **Simplified de-risked regulatory pathway**
  - NO approved for use in neonates (Ikaria); ability to leverage existing NDA
  - FDA agreement on MVPA primary endpoint in fILD Phase 3 REBUILD trial
- **Highly experienced leadership team and solid financials**
  - Unrestricted cash & equivalents $28.7 M[1]; no debt[1]; 12.1 million shares outstanding[1,2]

1. As of Sept 30, 2021; 2. Fully diluted

Bellerophon Therapeutics Overview | January 2022 | 3

Highly Experienced Leadership Team with Expertise in Respiratory & Rare Diseases



Naseem Amin, M.D.
Chairman of the Board of Directors

Orphalan, Biogen, ARIX, genzyme



Edwin Parsley, D.O.
Acting Chief Medical Officer

respira therapeutics, Pfizer, UTHealth



Peter Fernandes
Principal Executive Officer; Chief Regulatory & Safety Officer

NOVARTIS, IKARIA, Boehringer Ingelheim



Parag Shah, Ph.D.
VP, Business Operations

Pfizer, IKARIA



Nicholas Laccona
Principal Financial & Accounting Officer

KPMG, SOBELCO



Martin Dekker
VP, Device Engineering & Manufacturing

SPACELABS

Bellerophon THERAPEUTICS
Bellerophon Therapeutics Overview | January 2022 | 4

Addressing Unmet Needs in Multiple Cardiopulmonary Diseases

INOpulse development pipeline



Indication	Phase 1	Phase 2	Phase 3	Current Status
fILD Fibrotic Interstitial Lung Disease at risk of Pulmonary Hypertension				**REBUILD trial recruiting** Underpinned by positive Phase 2 acute hemodynamic trial (2020) & Phase 2 chronic trial (2019)
PH-SARC Pulmonary Hypertension associated with Sarcoidosis				**Acute hemodynamic study completed** Positive study results reported end-2021 Phase 2 chronic use trial to be designed
PH-COPD Pulmonary Hypertension associated with COPD				**Phase 2b ready** Multiple phase 2 studies completed Phase 2b trial design finalized

Bellerophon THERAPEUTICS
Bellerophon Therapeutics Overview | January 2022 | 5

Nitric Oxide is a well-established vasodilator being developed for ambulatory setting

Portable Delivery System Allows Chronic iNO Therapy

Nitric Oxide


NO
VASODILATION

"Molecule of the Year" 1992[1]

Nobel Prize for discovering its signaling role[2]

Hospital based acute therapy

- Approved for use in 1999 for persistent pulmonary hypertension in neonates
- Continuous flow iNO delivery system for acute administration
- Commercially established for 20+ years

Ambulatory chronic therapy INOpulse®

- Portable pulsatile iNO delivery system for use in chronic in-home setting
- 376 patients treated to date in PH trials; average duration of ~10 months each
- Additional 368 patients treated as part of COVID-19 related clinical trial
- Cumulative subject exposure 300+ years; longest subject treatment 8+ years[3]

1. SoRelle, R.; Circulation, 1998, 2365-2366; 2. Furchgott, Ignarro, Murad 1998 Nobel Prize in Physiology or Medicine 1998; 3. Subject was enrolled in PAH201 study in 2012 and transitioned to INOpulse Delivery System in 2016.

Bellerophon Therapeutics Overview | January 2022 | 6

INOpulse Delivery System performance in clinical trial setting

Significant quality improvements achieved following introduction in 2016



Subject Complaint Trend
[Complaint count per subject month of use]
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2016
2017
2018
2019
2020
2021
Delivery System
Cartridge

Delivery System data represents both the INOpulse Device and Cannula

REBUILD patients receive:

- Two INOpulse Devices upon enrollment
- One INOpulse Cannula for every two weeks of use
- One re-fillable INOpulse Cartridge per day of use

95% improvement achieved in 2021 compared to 2016 across the INOpulse Device, Cannula and Cartridge

Active continuous improvement process ongoing; additional trend reduction expected during course of the REBUILD trial

Bellerophon THERAPEUTICS

Bellerophon Therapeutics Overview | January 2022 | 7

Preventing Ventilation/Perfusion Mismatch is Critical in PH

Baseline

Significant lung disease results in alveolar hypoxia

Triggers protective hypoxic vasoconstriction response

Prevents systemic oxygen desaturation but increases pulmonary pressure resulting in PH


Normoxic
Hypoxic

Systemic therapies

Generalized vasodilation

Reverses protective hypoxic vasoconstriction response

Results in ventilation / perfusion (V/Q) mismatch and worsened systemic oxygenation


Normoxic
Hypoxic

INOpulse®

Targeted vasodilation of only well ventilated alveoli

Synergistic with hypoxic vasoconstriction response

Prevents V/Q mismatch, improves systemic oxygenation, improves PH


NO
NO
Normoxic
Hypoxic

Bellerophon Therapeutics

Bellerophon Therapeutics Overview | January 2022 | 8

Fibrotic Interstitial Lung Disease (fILD)

A broad category of diffuse lung diseases with significant unmet need


Normal
IPF

- Characterized by variable amounts of inflammation and fibrosis of lung air sacs
- Idiopathic Pulmonary Fibrosis (IPF) is the most commonly diagnosed and most serious fILD
- Patients often require supplemental oxygen (O_2) to maintain O_2 saturation
- Severely impaired quality of life and limitations on activities of daily living
- Prognosis and survival significantly worse for patients with associated pulmonary hypertension (PH)

Bellerophon THERAPEUTICS
Bellerophon Therapeutics Overview | January 2022 | 9

Pulmonary Hypertension (PH) associated with fILD Significantly Reduces Survival

Pulmonary Hypertension as Predictor of Survival in IPF



PAH
no
yes
p < 0.001
Cumulative Probability to Survival
1.0
0.8
0.6
0.4
0.2
0.0
0
500
1000
1500
2000
2500
Days to Event

~40% of IPF patients exhibit PH symptoms at rest

3x increase in risk of death with PH-IPF vs. IPF alone

0 approved therapies to improve physical function or quality of life†

Rivera-Lebron, Advances in Pulmonary Hypertension, 2013, 12:127-134; † Tyvaso (inhaled Treprostinil) recently approved to improve 6MWD in PH-ILD

Bellerophon Therapeutics

Bellerophon Therapeutics Overview | January 2022 | 10

Bellerophon Therapeutics Overview | January 202211 Acute Phase 2 Data Showed Immediate Benefit of INOpulse on Vasodilation and Ventilation/Perfusion MatchingINOpulse Demonstrates Targeted Vasodilation in fILDSupporting the Mechanism of ActionHaijanet al., ATS 2017, Poster Presentation Targeted vasodilation to better ventilated areas of lung Significant correlation between ventilation/vasodilation matching

Acute Hemodynamic Benefit in fILD Supports Continuing iNO45 in Phase 2b/3

Clinically and statistically meaningful cardiopulmonary improvement on iNO30 with statistically significant benefit in PVR on dose escalation to iNO45

- Pulmonary hemodynamics measured via right heart catheterization at baseline and following each sequential iNO dose

Pulmonary Vascular Resistance (PVR)



iNO30
iNO45
iNO75
0.0
-25.0
-50.0
-75.0
-100.0
-125.0
-150.0
-175.0
Change from Baseline (dyne x sec/cm5)
p<0.01
p<0.01
p=0.01
p<0.01

Baseline PVR: 583 dyne×sec/cm^5
Average reduction of 125 dyne×sec/cm^5

mean Pulmonary Arterial Pressure (mPAP)



iNO30
iNO45
iNO75
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
Change from Baseline (mmHg)
p=0.02
p=0.03
p=0.01

Baseline mPAP: 34.7 mmHg
Average reduction of 4 mmHg

Bar graphs are median values at each assessment for all available study participants; p-value based on Wilcoxon Rank Test (no correction for multiplicity); Oxygen saturation remained stable and iNO was well-tolerated with no safety concerns across doses; Data based on 9 fILD study participants

Bellerophon THERAPEUTICS
Bellerophon Therapeutics Overview | January 2022 | 12

Phase 2 Development in fILD used to Select Primary Endpoint

Exploratory trial designed to identify optimal endpoints and dose for Phase 3 trial

PHASE 2 Chronic study	**Cohort 1: n=41** iNO30 vs placebo (1:1) *2-month blinded treatment*	Complete	Cohort 1 study participants continue in open label extension (OLE)
	Cohort 2: n=44 iNO45 vs placebo (2:1) *4-month blinded treatment*	Complete	Cohort 2 study participants continue in open label extension (OLE)

- Trial assessed multiple exploratory endpoints including actigraphy (continuous monitoring of daily physical activity) and patient reported outcomes
- Both cohorts supported use of MVPA (moderate to vigorous physical activity) assessed by actigraphy as the optimal endpoint to progress into Phase 3
- FDA acceptance of the overall study design and MVPA as the primary endpoint for the Phase 3 registration study, with the validation of the MVPA endpoint by establishing meaningful changes in in PROs

fILD diagnosed in accordance with accepted guidelines and confirmed by high resolution CT (HRCT) scan; Forced vital capacity (FVC) of ≥ 40% predicted in the 6 months prior to screening; Needing supplemental oxygen defined as desaturation to ≤ 88% at rest or with exertion

Bellerophon THERAPEUTICS
Bellerophon Therapeutics Overview | January 2022 | 13

Phase 2 data supports use of MVPA measurement as primary endpoint for Phase 3 trial

Target patient population has a median survival of 1.5 to 2 years and typically struggle to perform basic activities such as walking up stairs, showering, housework†

Moderate to vigorous physical activity (MVPA; min/day) maintained on iNO45 while placebo patients deteriorate



MVPA change from baseline (min/day)
5
0
-5
-10
-15
-20
12.3 min/day
difference vs. placebo
(p=0.03)
Placebo
iNO45

MMRM analysis based on change from Month 1 to Month 4; data points and error bars = LS mean and standard error; p-value not adjusted for multiplicity

14.6 min/day decline in MVPA on placebo; 2.3 min/day decline in MVPA on iNO45 at month 4

- 12.3 min/day (~21%) difference in time spent in MVPA as compared to placebo
- 10-20% change in actigraphy parameters estimated to be clinically relevant in diseased populations (fILD, COPD, heart failure)‡

Similar trend seen in overall activity

- iNO45 group remained stable
- ~6% placebo adjusted difference (89.4 counts/min)

Bellerophon THERAPEUTICS

King *et al.*, Annals of American Thoracic Society, article in press 2021, press 2021, https://doi.org/10.1513/AnnalsATS.202107-864OC; †. Rivera-Lebron, Advances in Pulmonary Hypertension, 2013, 12:127-134; "IPF Voice of Patient", FDA Meeting and Report, 2015; ‡ Hur, et al, 2019; Teylan et al., Chron Respir Dis., 2019, 16:1479973118816424; Demeyer et al., PLoS One. 2016;11:e0154587; Shoemaker MJ, World Journal of Cardiovascular Diseases; 2012., 129-35

Bellerophon Therapeutics Overview | January 2022 | 14

MVPA Results Mirrored Closely by Patient Reported Outcomes

Outcomes measured by UCSD Shortness Of Breath Questionnaire (SOBQ) and St. George's Respiratory Questionnaire (SGRQ) remained stable on iNO45 vs. deterioration on placebo



Placebo
iNO45
UCSD SOBQ
SGRQ total
SGRQ activity
SGRQ impacts
Worse
Better
Change from baseline (points)
12
10
8
6
4
2
0
-2
-4
-6
-6.05
vs. placebo
-3.75
vs. placebo
-5.84
vs. placebo
-6.30
vs. placebo
4 – 5 point change typically considered clinically meaningful

MMRM analysis based on change from Baseline to Month 4; data points and error bars = LS mean and standard error

Bellerophon THERAPEUTICS

King *et al*., Annals of American Thoracic Society, article in press 2021, https://doi.org/10.1513/AnnalsATS.202107-864OC

Bellerophon Therapeutics Overview | January 2022 | 15

Phase 2 Safety Summary

INOpulse was well-tolerated in Cohort 1 and Cohort 2

- Incidence of SAEs was low in both active and placebo groups and all reported as unrelated to study drug
- AEs were balanced and generally non-serious with no observable trends

	Cohort 1 (8 weeks)		Cohort 2 (16 weeks)	
	iNO 30 n=23	Placebo n=18	iNO 45 n=30	Placebo n=14
Patients with Adverse Events	19 (82.6%)	15 (83.3%)	26 (86.7%)	9 (64.3%)
Patients with Serious Adverse Events	2 (8.7%)	2 (11.1%)	3 (10.0%)	3 (21.4%)
Total Serious Adverse Events Reported	3 (0.13/patient)	4 (0.22/patient)	4 (0.14/patient)	7 (0.5/patient)
Deaths	1 (4.3%)	0	0	0

Bellerophon THERAPEUTICS

Bellerophon Therapeutics Overview | January 2022 | 16

Phase 2 fILD Key Takeaways

Data supported move to Phase 3 with MVPA as a primary endpoint

Observed meaningful effects on key activity levels and patient recorded outcomes (PRO)

- INOpulse (iNO30 and iNO45) group maintain activity levels while placebo group deteriorates across activity parameters
- iNO45 group maintain PRO scores (UCSD & SGRQ) while placebo group deteriorates consistent with change in activity levels
- Physical activity levels maintained during OLE; patients switching from placebo to active demonstrated reversal in decline

Generally well-tolerated with no serious adverse events considered related to INOpulse

INOpulse®

Advanced into Phase 3 REBUILD study in fILD

Bellerophon Therapeutics

Bellerophon Therapeutics Overview | January 2022 | 17

Pivotal Phase 3 Trial in fILD

FDA agreement on study design with MVPA as the primary endpoint

REBUILD

300 patients

fILD patients at risk for associated PH

1:1

Pulsed iNO45 µg/kg

Placebo

4 months

Open label extension

patients continue on iNO45 or switch from placebo to iNO45

4 months

Primary Endpoint

- Change in MVPA assessed by Actigraphy
- Safety

Additional Endpoints

- Change in Overall Activity assessed by Actigraphy
- Patient Reported Outcomes (SGRQ, UCSD, PROMIS® SF, PGIS/C)
- Time to Clinical Worsening

✓ FDA acceptance of the overall study design and MVPA as the primary endpoint for the Phase 3 registration study, with the validation of the MVPA endpoint established by its confirmation vs. PROs

Bellerophon THERAPEUTICS

Bellerophon Therapeutics Overview | January 2022 | 18

fILD Represents a Significant Market Opportunity in the US and Beyond



fILD Patient Population: ~226,000 in US

Patients would be eligible for INOpulse therapy regardless of verified PH

~44% are IPF (~100,000 in US)

PH-fILD: ~84,000 in US

Estimated patient population with PH at rest (35-40%)

Represents intermediate/high risk of PH by echo

Estimated Penetration: ~24,000 in US Based on:

LTOT penetration of 70-75%

Physician adoption rate of 35-60%

fILD with intermediate/high risk of PH

$2bn+

US Market opportunity

Additional growth potential in:

fILD low-risk of PH

Ex-US regions

Pricing assessment supported by current IPF and PAH therapies ($100-200k/year)

Bellerophon THERAPEUTICS

Source: LEK INOpulse Market Research Report (2018); addressable population includes PH-ILD, with the majority on LTOT (long-term oxygen therapy); physician adoption rate based on product profile prior to identifying MVPA as the primary endpoint in REBUILD Phase 3 trial

Bellerophon Therapeutics Overview | January 2022 | 19

INOpulse Could Address Multiple Large Market Opportunities

	Significant Unmet Need		Large Potential Market	
fILD (fibrotic interstitial lung disease at risk of pulmonary hypertension)	fILD with PH reduces 1-year survival from 28% to 5.5%[5]	1 approved therapy; no approved therapy to improve physical function or quality of life	226,000 fILD in the US; 30-40% with associated PH[4]	$2B+ market opportunity
PH-SARC (sarcoidosis associated with pulmonary hypertension)	SARC with PH reduces 5-year survival from 96% to 59% [1]	0 approved therapies	200,000 Sarc prevalence in the US; up to 30% with associated PH[2]	$1B+ market opportunity
PH-COPD (COPD associated with pulmonary hypertension)	COPD with PH reduces 5-year survival from 63% to 37%[3]	0 approved therapies	12.7 M diagnosed COPD in the U.S; ~27% with associated PH[4]	Multi-billion $ market opportunity

1. Huitema et al., Neth Heart J, 2016, 24:390–399; Nunes et al., Thorax, 2006, 61:68–74; 2. Baughman et al., Annals ATS, 2016, 13:1244-1252; 3. Andersen KH et al. J Heart Lung Trans, 2012; 31:373-380; Oswald-Mammosser et al., Chest, 1995, 107:1193-1198; 4. LEK INOpulse Market Research Report (2018); 5. Rivera-Lebron, Advances in Pulmonary Hypertension, 2013, 12:127-134

Bellerophon Therapeutics

Bellerophon Therapeutics Overview | January 2022 | 20

Beyond fILD: Positive top-line Phase 2 data in PH-Sarcoidosis

Dose-escalation study designed to verify acute hemodynamic effect of INOpulse

All 8 patients demonstrated decreases in mPAP and PVR across the doses of INOpulse utilized in the study

- iNO45 dose median decrease of 20% (-54% to +22%) in PVR, compared to a median baseline PVR of 329 dyne×cm×sec-5
- iNO125 dose (7 out of 8 patients) median decrease of 29% (-43% to -5%) in PVR p=0.02 vs. baseline and prior dose)
- mPAP decreased by a median of 6-10% across the doses of iNO30 to iNO125, compared to median baseline of 37.2 mmHg

Generally well-tolerated

- No treatment-emergent adverse events or serious adverse events

Acute hemodynamic data supports progressing to a chronic dosing Phase 2b study

✓ **20%+**
reduction in PVR which is typically considered clinically meaningful

Next steps:
design multi-dose Phase 2b trial in chronic use in consultation with Scientific Advisors and FDA

mPAP – mean pulmonary arterial pressure; PVR – pulmonary vascular resistance; p-value based on Wilcoxon Rank Test (no correction for multiplicity); range represents max and min values for each condition; data based on 8 PH-Sarc patients; 7 of 8 patients escalated to dose of iNO125

Bellerophon THERAPEUTICS

Bellerophon Therapeutics Overview | January 2022 | 21

INOpulse Demonstrates Acute Hemodynamic Improvement in PH-Sarc

- Pulmonary hemodynamics measured via right heart catheterization at baseline and following each sequential iNO dose
- Clinically meaningful reduction in PVR on iNO45 with potentially increased benefit at highest dose of iNO125
- No treatment-emergent adverse events (TEAEs) or serious adverse events (TESAEs)

Pulmonary Vascular Resistance (PVR)


iNO30
iNO45
iNO75
iNO125
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
Percent Change from Baseline
p=0.02
p=0.02

Baseline PVR: 329 dyne×sec/cm[5]

mean Pulmonary Arterial Pressure (mPAP)


iNO30
iNO45
iNO75
iNO125
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
Percent Change from Baseline
p=0.02

Baseline mPAP: 37.2 mmHg

Baseline values are median of the group; bar graphs are median values at each assessment for all available study participants; p-value based on Wilcoxon Rank Test between baseline and each dose and between dose and prior dose (no correction for multiplicity); Data based on 8 PH-Sarc patients; 7 of 8 patients escalated to dose of iNO125

Bellerophon THERAPEUTICS
Bellerophon Therapeutics Overview | January 2022 | 22

Beyond fILD: INOpulse Provides Targeted Delivery and Improves Hemodynamics and Exercise Capacity in PH-COPD Patients

Delivery to well ventilated pulmonary vessels and ventilation/vasodilation matching


Regional change in blood vessel volume
Improvement →
← Worsening
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
-16%
-18%
-20%
χ²-ANOVA (P=0.002; Ω²=0.32)
Vasodilation (% total)
60
50
40
30
20
10
0
−10
0
10
20
30
40
50
Ventilation (% total)

Patients completing 4 weeks of chronic treatment on iNO30 demonstrated:

- Statistically significant increase in 6MWD at 2 weeks and 4 weeks (+50.7m) as compared to baseline
- Statistically and clinically significant decrease in sPAP at 4 weeks (-12.0 mmHg; 19.9% reduction)
- sPAP increased to near baseline upon stopping treatment with iNO
- The iNO therapy was well tolerated with no related safety concerns

Primary concepts for Phase 2b trial design in agreement with FDA

Bellerophon THERAPEUTICS
Haijan et al., Int J of COPD, 2016
Bellerophon Therapeutics Overview | January 2022 | 23

Compelling Investment Opportunity in Late Stage Biotherapeutics Company with Multiple High Value Indications

Clinically validated approach

- NO is a proven, well-established vasodilator approved for acute use in persistent pulmonary hypertension in neonates
- Being developed for chronic administration to address multiple significant unmet and underserved needs

Clear development pathway

- Phase 2a completed establishing V/Q matching and acute hemodynamics
- Phase 3 initiated for lead program in fILD; PH-Sarc and PH-COPD are Phase 2b ready
- Simplified, de-risked approval pathway with ability to leverage Ikaria's existing NDA

Large market opportunities

- Targeting $2Bn+ market in fILD
- Potential $1Bn+ markets in follow-on indications of PH-Sarc and PH-COPD
- IP protection through 2039

Corporate profile

- Highly experienced team with expertise in rare and respiratory disease
- Unrestricted cash & equivalents of $28.7 M[1], no debt

1. As of Sept 30, 2021

Bellerophon Therapeutics
Bellerophon Therapeutics Overview | January 2022 | 24

Investor Contacts

Bellerophon Investor Relations
BTInvestorRelations@bellerophon.com

Brian Ritchie I LifeSci Advisors
britchie@lifesciadvisors.com
212-915-257